UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Prospect Capital Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION
PROSPECT CAPITAL CORPORATION
10 East 40th Street, 42nd Floor
New York, New York 10016
[___] [___], 2020
Dear Stockholder:
You are cordially invited to attend the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Prospect Capital Corporation, a Maryland corporation (the “Company” or “we,” “us” or “our”), to be held on Wednesday, December 2, 2020 at 3:30 p.m., Eastern Time, at the offices of the Company, 10 East 40th Street, 42nd Floor, New York, New York 10016, and at any and all postponement(s) or adjournment(s) thereof.
The notice of Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked to (i) elect one director of the Company and (ii) vote on two non-binding stockholder proposals, each as described in the attached proxy statement, if properly presented at the Annual Meeting (the “Stockholder Proposals”).
The Board of Directors of the Company (the “Board of Directors” or the “Board”) unanimously recommends that you vote “FOR” the election of the director and “AGAINST” the Stockholder Proposals by voting on the enclosed WHITE proxy card and returning it to us or by using the other voting options discussed in the attached proxy statement. The Board of Directors urges you not to sign or return or vote on any other color proxy cards sent to you by any other person or entity.
It is important that you be represented at the Annual Meeting. Please complete, sign, date and return the enclosed WHITE proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the Annual Meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed WHITE proxy card. If you attend the Annual Meeting, you may vote in person at the meeting, which will automatically revoke your proxy. Your vote is very important to us. I urge you to submit your proxy as soon as possible.
If you have any questions about the proposals to be voted on, please call our solicitor, AST Fund Solutions, LLC, at (866) 387-0770.
Further, from time to time we may repurchase a portion of our securities and are notifying you of our intention as required by applicable securities law.
On behalf of the Board of Directors and management, thank you for your continued support.

Sincerely yours,
John F. Barry III
Chief Executive Officer

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION
PROSPECT CAPITAL CORPORATION
10 East 40th Street, 42nd Floor
New York, New York 10016
(212) 448-0702
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 2, 2020
To the Stockholders of Prospect Capital Corporation:
The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Prospect Capital Corporation, a Maryland corporation (the “Company” or “we,” “us” or “our”), will be held at the offices of the Company, 10 East 40th Street, 42nd Floor, New York, New York 10016 on Wednesday, December 2, 2020, at 3:30 p.m., Eastern Time, and at any and all postponement(s) or adjournment(s) thereof, for the following purposes:
1.To elect one Class I director of the Company (the “Board Nominee”) to serve until the Annual Meeting of Stockholders in 2023, and until his successor is duly elected and qualifies;
2.A non-binding stockholder proposal (from a stockholder owning less than 0.03% of stock) to declassify the Board of Directors, if properly presented at the Annual Meeting (“Proposal 2”);
3.A non-binding stockholder proposal (from a stockholder owning less than 0.03% of stock) regarding investment advisory fees, if properly presented at the Annual Meeting (“Proposal 3,” and together with Proposal 2, the “Stockholder Proposals”); and
4.To transact such other business as may properly come before the Annual Meeting and any postponements, adjournments or delays thereof.
The Board of Directors unanimously recommends that you vote “FOR” the Board Nominee and “AGAINST” the Stockholder Proposals. You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on Monday, September 14, 2020.
Please complete, sign, date and return the enclosed WHITE proxy card or voting instruction form to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the Annual Meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed WHITE proxy card. Please do not send back any other color proxy card you may receive from any other person or entity, because doing so will cancel out any previously submitted votes on the Company’s WHITE proxy card and voting instruction form. Only your latest dated proxy will count at the Annual Meeting. We ask your cooperation in completing and returning your proxy promptly. The enclosed proxy is being solicited on behalf of the Board of the Directors. If you attend the Annual Meeting, you may vote in person at the meeting, which will automatically revoke your proxy. In the event that there are not sufficient stockholders present for a quorum or sufficient votes to approve a proposal at the time the Annual Meeting is convened, the Annual Meeting may be adjourned from time to time in order to permit further solicitation of proxies by the Company.
The Company currently intends to hold the Annual Meeting in person at the offices of the Company at 10 East 40th Street, 42nd Floor, New York, New York 10016 or at a different location. However, the Company is actively monitoring developments in connection with the coronavirus outbreak and is sensitive to the public health and travel concerns that stockholders may have and the protocols or guidance that federal, state and local governments and agencies such as the Center for Disease Control and World Health Organization may recommend or impose. In the event it is not possible or advisable to hold the Annual Meeting in person at the location designated above, the Company will announce alternative arrangements for the meeting as promptly as possible, which may include holding the Annual Meeting at a different location or virtually solely by means of remote communication or via a live webcast and with additional procedures to protect public health and safety. If the Annual Meeting will be held at a location other than as designated above or solely by remote communication, the Company will announce that fact as promptly as practicable, and details on how to participate will be issued by press release, posted on the website at which the Company's proxy materials are available at http://www.astproxyportal.com/ast/13601, and filed with the U.S. Securities and Exchange Commission as additional proxy material.
As always, the Company encourages you to vote your shares at the Annual Meeting.
If you have any questions about the proposals to be voted on, please call our solicitor, AST Fund Solutions, LLC, at (866) 387-0770.
By Order of the Board of Directors,

Kristin Van Dask
Chief Financial Officer,
Chief Compliance Officer, Treasurer and Secretary
New York, New York
[___] [___], 2020

This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the enclosed WHITE proxy card in the postage-prepaid envelope provided, or authorize a proxy to vote your shares by telephone or through the Internet. Please do not send back any other color proxy card you may receive from any other person or entity, because doing so will cancel out any previously submitted votes on the Company’s WHITE proxy card. Only your latest dated proxy will count at the Annual Meeting. Even if you authorize a proxy prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person.

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION
PROSPECT CAPITAL CORPORATION
10 East 40th Street, 42nd Floor
New York, New York 10016
(212) 448-0702
PROXY STATEMENT
2020 Annual Meeting of Stockholders
This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Prospect Capital Corporation, a Maryland corporation (the “Company” or “we,” “us” or “our”), for use at our 2020 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on Wednesday, December 2, 2020 at 3:30 p.m., Eastern Time, at our offices, 10 East 40th Street, 42nd Floor, New York, New York 10016, and at any postponements, adjournments or delays thereof. This Proxy Statement, the accompanying WHITE proxy cards and our Annual Report for the fiscal year ended June 30, 2020 are first being sent or given to stockholders on or about [___], [___], 2020.
The Company currently intends to hold the Annual Meeting in person at our offices designated above or at a different location. However, the Company is actively monitoring developments in connection with the coronavirus outbreak and is sensitive to the public health and travel concerns that stockholders may have and the protocols or guidance that federal, state and local governments and agencies such as the Center for Disease Control and World Health Organization may recommend or impose. In the event it is not possible or advisable to hold the Annual Meeting in person at the location designated above, the Company will announce alternative arrangements for the meeting as promptly as possible, which may include holding the Annual Meeting at a different location or virtually solely by means of remote communication or via a live webcast and with additional procedures to protect public health and safety. If the Annual Meeting will be held at a a different location or solely by remote communication, the Company will announce that fact as promptly as practicable, and details on how to participate will be issued by press release, posted on the website at which the Company's proxy materials are available at http://www.astproxyportal.com/ast/13601, and filed with the U.S. Securities and Exchange Commission as additional proxy material. We recommend that you monitor the website provided above for updated information, and please check this website in advance of the Annual Meeting to confirm the status of the Annual Meeting before planning to attend in person.

Unlike many companies where the majority of the outstanding shares are held by institutional investors, a majority of our stockholders are retail investors who generally hold smaller numbers of shares than institutional investors. As a result, it is important that every stockholder authorize a proxy so that we can achieve a quorum and hold the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business. If a quorum is not met, then we will be required to adjourn the meeting and incur additional expenses to continue to solicit additional proxies.
We have engaged a proxy solicitor, AST Fund Solutions, LLC, who may call you and ask you to vote your shares. The proxy solicitor will not attempt to influence how you vote your shares, but will only ask that you take the time to cast a vote. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to our proxy tabulation firm.
We encourage you to vote, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying WHITE proxy card or authorize a proxy to vote your shares by telephone or through the Internet, and we receive it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you properly sign and date the accompanying WHITE proxy card, but give no instructions on the proxy card, the shares covered by the proxy card will be voted “FOR” the election of the nominee as a director and “AGAINST” the Stockholder Proposals.

If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote in person whether or not he or she has previously authorized a proxy.
You are entitled to attend the Annual Meeting only if you are a stockholder as of the close of business on the record date for the Annual Meeting, which is Monday, September 14, 2020, or you hold a valid proxy for the Annual Meeting. You must present valid photo identification, such as a driver’s license or passport, for admittance. If you are not a stockholder of record of the Company but hold shares as a beneficial owner in street name, in order to attend the Annual Meeting you must also provide proof of beneficial ownership, such as your most recent account statement prior to the record date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership of our shares. Since seating is limited, admission to the Annual Meeting will be on a first-come, first-served basis. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the Annual Meeting and cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. Please retain the control number included on your notice, on your WHITE proxy card, or in the voting instructions that accompanied your proxy materials as you will need this number should we determine to convert to a virtual-only meeting or allow for virtual attendance and you elect to participate. We also encourage all stockholders to continue to review guidance from public health authorities as the time for the Annual
Meeting approaches.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone.
For information on how to obtain directions to attend the Annual Meeting in person, please contact our solicitor, AST Fund Solutions, LLC, at (866) 387-0770.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON DECEMBER 2, 2020
The following materials relating to this Proxy Statement are available at http://www.astproxyportal.com/ast/13601:
- this Proxy Statement;
- the accompanying Notice of Annual Meeting; and
- the Company’s Annual Report for the fiscal year ended June 30, 2020.

Purpose of Annual Meeting
The Annual Meeting has been called for the following purposes:
1.    To consider and vote upon the election of one Class I director of the Company (the “Board Nominee”) to serve until the Annual Meeting of Stockholders in 2023, and until his successor is duly elected and qualifies (“Proposal 1”);
2.    A non-binding stockholder proposal (from a stockholder owning less than 0.03% of stock) to declassify the Board of Directors, if properly presented at the Annual Meeting (“Proposal 2”);
3.    A non-binding stockholder proposal (from a stockholder owning less than 0.03% of stock) regarding investment advisory fees, if properly presented at the Annual Meeting (“Proposal 3,” and together with Proposal 2, the “Stockholder Proposals”); and
4.    To transact such other business as may properly come before the Annual Meeting and any postponements, adjournments or delays thereof.
You may receive a different proxy statement (along with a proxy card that is any color other than white) from another person or entity. PLEASE DO NOT SEND BACK ANY OTHER COLOR PROXY CARD YOU MAY RECEIVE FROM ANY OTHER PERSON OR ENTITY, BECAUSE DOING SO WILL CANCEL OUT ANY PREVIOUSLY SUBMITTED VOTES ON THE COMPANY’S WHITE PROXY CARD AND VOTING INSTRUCTION FORM. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE ANNUAL MEETING. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy. If you submit any proxy card that is NOT white, you will cancel your vote for the Board Nominee.

Voting Securities
You may vote your shares at the Annual Meeting only if you were a stockholder of record at the close of business on September 14, 2020, or the “Record Date.” There were [___] shares of the Company’s common stock, par value $0.001 per share, issued and outstanding as of [___], 2020. Each share of the Company’s common stock is entitled to one vote.
Quorum Required
The presence at the Annual Meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business.

If a quorum is not present at the Annual Meeting or if the chairman of the Annual Meeting determines that additional solicitation of proxies is in the best interests of the Company, the chairman of the Annual Meeting or, if a stockholder vote is called, the stockholders who are present at the Annual Meeting, may adjourn the Annual Meeting from time to time to permit further solicitation of proxies.
Shares that are present at the Annual Meeting, but then abstain, including by reason of so called “broker non-votes,” will be treated as present for purposes of establishing a quorum. However, abstentions and “broker non-votes” on a matter are not treated as votes cast on such matter. A broker non-vote with respect to a matter occurs when a nominee holding shares for a beneficial owner is present at the Annual Meeting with respect to such shares, has not received voting instructions from the beneficial owner on the matter in question and does not have, or chooses not to exercise, discretionary authority to vote the shares on such matter. We do not expect brokers to have discretionary voting authority on any of the proposals; thus, we do not anticipate any “broker non-votes” at the Annual Meeting.

Vote Required
Proposal 1, Election of Directors. The election of a director requires the affirmative vote of the holders of a majority of shares of stock outstanding and entitled to vote thereon. If you vote “AGAINST” with respect to a nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by vote of the holders of a majority of the outstanding shares, abstentions and broker non-votes will have the effect of a vote against a nominee.

Proposal 2 and Proposal 3, the Stockholder Proposals. A majority of all the votes cast is required to approve each of Proposal 2 and Proposal 3. Abstentions and broker non-votes will have no effect on the outcome of the vote on each Stockholder Proposal.
Additional Solicitation. If a quorum is not present or if the chairman of the Annual Meeting determines that additional solicitation of proxies is in the best interests of the Company, the chairman of the meeting or, if a stockholder vote is called, the stockholders who are present in person, may adjourn the Annual Meeting with respect to any or all of the proposals, including to permit the further solicitation of proxies with respect to any proposal.
If a quorum is present, a stockholder vote may be called on one or more of the proposals described in this Proxy Statement prior to any such adjournment in the discretion of the chairman of the Annual Meeting.
Please refer to the section entitled “Information Regarding This Solicitation and Related Expenses” for more information regarding the solicitation of proxies for the Annual Meeting.

Security Ownership of Certain Beneficial Owners and Management
As of [___], 2020, there were no persons not identified in the following table that owned 25% or more of our outstanding voting securities, and no other person would be deemed to control us, as such term is defined in the Investment Company Act of 1940, as amended, or the “1940 Act.”

Our directors are divided into two groups - interested directors and independent directors. Interested directors are “interested persons” of the Company, as defined in the 1940 Act.
The following table sets forth, as of [___], 2020, certain ownership information with respect to our common stock for those persons who may, insofar as is known to us, directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and the beneficial ownership of each current director and nominee for director, the Company’s executive officers, and the executive officers, Board Nominee and directors as a group.

Ownership information for those persons, if any, who own, control or hold the power to vote, 5% or more of our shares of common stock is based upon Schedule 13D or Schedule 13G filings by such persons with the Securities and Exchange Commission, or the “Commission,” and other information obtained from such persons, if available. Such information is as of the date of the applicable filing and may no longer be accurate.
Unless otherwise indicated, we believe that each person set forth in the table below has sole voting and investment power with respect to all shares of the Company’s common stock he or she beneficially owns and has the same address as the Company. Our address is 10 East 40th Street, 42nd Floor, New York, New York 10016.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class(1)
5% or more holders

Interested Directors
John F. Barry III(2)
M. Grier Eliasek(3)
Independent Directors and Board Nominee
Andrew C. Cooper
William J. Gremp
Eugene S. Stark
Executive Officers
Kristin Van Dask
Executive officers, Board Nominee and directors as a group

*	Represents less than one percent.

(1)	Based on a total of [___] shares of our common stock issued and outstanding as of [___], 2020.

(2)
Mr. Barry also serves as the Chief Executive Officer of the Company. Mr. Barry has sole voting and dispositive power over [___] shares held by him directly and through the John and Daria Barry Foundation as of [___], 2020. Mr. Barry has shared voting and dispositive power over the remaining [___] shares beneficially owned as of [___], 2020.

(3)	Mr. Eliasek also serves as the Chief Operating Officer of the Company.
The following table sets forth the dollar range of equity securities beneficially owned by each director and each nominee for election as a director of the Company as of [___], 2020. Information as to beneficial ownership is based on information furnished to the Company by the directors. We are part of a “family of investment companies,” as that term is defined in the 1940 Act, that includes Priority Income Fund, Inc. (“Priority”) and Prospect Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.) (“FLEX”).

Name of Director	Dollar Range of Equity Securities Beneficially Owned in the Company(1)(2)(3)	Dollar Range of Equity Securities Beneficially Owned in Priority(1)(2)(3)	Dollar Range of Equity Securities Beneficially Owned in FLEX(1)(2)(3)
Interested Directors
John F. Barry III	Over $100,000	None	None
M. Grier Eliasek	Over $100,000	None	None
Independent Directors and Board Nominee
Andrew C. Cooper	None	None	None
William J. Gremp	Over $100,000	None	None
Eugene S. Stark	Over $100,000	None	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, which requires pecuniary interest.

(2)	The dollar ranges are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

(3)	The dollar range of our equity securities beneficially owned is based on the closing price of $[___] on [___], 2020 on The Nasdaq Stock Market LLC (the “Nasdaq”).

Proposal 1: Election of Directors
Pursuant to our Bylaws, our Board of Directors may change the number of directors constituting the Board, provided that the number thereof shall never be less than three nor more than eight. In accordance with the Bylaws, we currently have five directors on our Board of Directors. Directors are elected for staggered terms of three years each, with a term of office of one of the three classes of directors expiring at each annual meeting of stockholders. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.
A stockholder can vote for or against, or abstain from voting on, any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominee named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that the person named below will be unable or unwilling to serve, and such person has consented to being named in this Proxy Statement as a nominee and to serve if elected.
William J. Gremp has been nominated for election as a Class I director to serve until the Annual Meeting of Stockholders in 2023 and until his successor is duly elected and qualifies. Mr. Gremp is not being proposed for election pursuant to any agreement or understanding with any other director or the Company.
The Board of Directors unanimously recommends that you vote “FOR” the election of the Board Nominee by voting on the enclosed WHITE proxy card. PLEASE DISCARD AND DO NOT SEND BACK ANY OTHER COLOR PROXY CARD OR VOTING INSTRUCTION FORM YOU MAY RECEIVE FROM ANY OTHER PERSON OR ENTITY, AS THIS WILL CANCEL YOUR PRIOR VOTE FOR THE BOARD NOMINEE RECOMMENDED BY THE BOARD OF DIRECTORS.

Information about the Board Nominee and Directors
Certain information with respect to the Board Nominee, as well as each of the other directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director of the Company.
The 1940 Act and the Nasdaq rules require that the Company’s Board of Directors consist of at least a majority of independent directors. Under the 1940 Act, in order for a director to be deemed independent, he or she, among other things, generally must not: own, control or hold power to vote, 5% or more of the voting securities or be an officer or employee of the Company or of an investment adviser or principal underwriter to the Company; control the Company or an investment adviser or principal underwriter to the Company; be an officer, director or employee of an investment adviser or principal underwriter to the Company; be a member of the immediate family of any of the foregoing persons; knowingly have a direct or indirect beneficial interest in, or be designated as an executor, guardian or trustee of an interest in, any security issued by an investment adviser or principal underwriter to the Company; be a partner or employee of any firm that has acted as legal counsel to the Company or an investment adviser or principal underwriter to the Company during the last two years; or have certain relationships with a broker-dealer or other person that has engaged in agency transactions, principal transactions, lent money or other property to, or distributed shares on behalf of the Company. Under the Nasdaq rules, in order for a director to be deemed independent, our Board of Directors must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities.
The Board of Directors, in connection with the 1940 Act and the Nasdaq rules, has considered the independence of members of the Board of Directors who are not employed by Prospect Capital Management L.P., or PCM, and has concluded that Andrew C. Cooper, William J. Gremp and Eugene S. Stark are not “interested persons” as defined by the 1940 Act and therefore qualify as independent directors under the standards promulgated by the 1940 Act and the Nasdaq rules. In reaching this conclusion, the Board of Directors concluded that Messrs. Cooper, Gremp and Stark had no relationships with PCM or any of its affiliates, other than their positions as directors of the Company and, if applicable, investments in us that are on the same terms as those of other stockholders.

Nominee for Class I Director—Term Expiring 2023
Independent Director
The following director is not an “interested person” as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director or Nominee for Director (including the Company)	Other Directorships Held by Director or Nominee for Director
William J. Gremp, 77(1)	Director	Class II Director from 2006 to 2009; Class I Director since April 2010; Term expires 2020	Mr. Gremp is responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.	3	Priority Income Fund, Inc. since October 28, 2012(3), Prospect Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.) since February 19, 2013

(1)	The business address of Mr. Gremp is c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016.

(2)	The Fund Complex consists of the Company, Priority and FLEX.

(3)	An investment company subject to the 1940 Act.

Current Directors (not up for election at the Annual Meeting)
Class II Directors—Term Expiring 2021
Independent Director
The following director is not an “interested person” as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director or Nominee for Director (including the Company)	Other Directorships Held by Director or Nominee for Director
Andrew C. Cooper, 58(1)	Lead Independent Director	Class II Director since February 2009; Term expires 2021	Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates distributed combined heat and power co-generation solutions.	3	Priority Income Fund, Inc. since October 28, 2012(3), Prospect Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.) since February 19, 2013

(1)	The business address of Mr. Cooper is c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016.

(2)	The Fund Complex consists of the Company, Priority and FLEX.

(3)	An investment company subject to the 1940 Act.

Interested Director
The following director is an “interested person” as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(3) Overseen by Director or Nominee for Director (including the Company)	Other Directorships Held by Director or Nominee for Director
M. Grier Eliasek, 47(1)(2)	Director, President, Chief Operating Officer	Class II Director since June 2004; Term expires 2021	President and Chief Operating Officer of the Company since April 13, 2004, Managing Director of Prospect Capital Management since July 20, 2004, Managing Director of Prospect Administration since June 17, 2004, President and CEO of Priority Income Fund, Inc. since July 31, 2012, President and CEO of Prospect Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.) since February 19, 2013.	3	Priority Income Fund, Inc. since July 31, 2012(4), Prospect Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.) since February 19, 2013

(1)	The business address of Mr. Eliasek is c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016.

(2)	Mr. Eliasek is an interested director due to his position as an officer of PCM.

(3)	The Fund Complex consists of the Company, Priority and FLEX.

(4)	An investment company subject to the 1940 Act.

Current Directors (not up for election at the Annual Meeting)
Class III Directors—Term Expiring 2022

Independent Director
The following director is not an “interested person” as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director or Nominee for Director (including the Company)	Other Directorships Held by Director or Nominee for Director
Eugene S. Stark, 62(1)	Director	Class III Director since September 2008; Term expires 2022	Principal Financial Officer, Chief Compliance Officer and Vice President—Administration of General American Investors Company, Inc. from May 2005 to present.	3	Priority Income Fund, Inc. since October 28, 2012(3), Prospect Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.) since February 19, 2013

(1)	The business address of Mr. Stark is c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016.

(2)	The Fund Complex consists of the Company, Priority and FLEX.

(3)	An investment company subject to the 1940 Act.

Interested Director
The following director is an “interested person” as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex(3) Overseen by Director or Nominee for Director (including the Fund)	Other Directorships Held by Director or Nominee for Director
John F. Barry III, 68(1)(2)	Director, Chairman of the Board, and Chief Executive Officer	Class III Director since April 2004; Term expires 2022	Chairman and Chief Executive Officer of the Company; Managing Director of PCM and Prospect Administration since July 2004.	1	None

(1)	The business address of Mr. Barry is c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016.

(2)	Mr. Barry is an interested director due to his position as an officer and control person of PCM.

(3)	The Fund Complex consists of the Company, Priority and FLEX.

Committees of the Board of Directors
Our Board of Directors has established an Audit Committee and a Nominating, Corporate Governance and Compensation Committee. For the fiscal year ended June 30, 2020, our Board of Directors held ten Board meetings, eight Audit Committee meetings, and one Nominating, Corporate Governance and Compensation Committee meeting. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders. Two directors attended last year’s annual meeting of stockholders in person.

The Audit Committee. The Audit Committee operates pursuant to a charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee, which include: selecting or retaining each year an independent registered public accounting firm, or independent accountants, to audit the accounts and records of the Company; reviewing and discussing with management and the independent accountants the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in the Company’s annual report on Form 10-K; reviewing and discussing with management and the independent accountants the Company’s quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the independent accountants’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Audit Committee is presently composed of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an “interested person” as defined in the 1940 Act and is considered independent under applicable Nasdaq rules, with Mr. Stark serving as chairman of the committee. The Board of Directors has determined that Mr. Stark is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. Messrs. Cooper, Gremp and Stark were added to the Audit Committee concurrent with their election or appointment to the Board of Directors on February 12, 2009, April 1, 2010 and September 4, 2008, respectively.
The function of the Audit Committee is oversight. Our management is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of our annual financial statements in accordance with generally accepted accounting standards. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of our stockholders. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace our independent accountants (subject, if applicable, to stockholder ratification).
In fulfilling their responsibilities, it is recognized that members of the Audit Committee are not our full-time employees or management and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on: (a) the integrity of those persons within and outside us and management from which it receives information; (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors); and (c) statements made by our officers and employees, our investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to us.
The Nominating, Corporate Governance and Compensation Committee. The Nominating, Corporate Governance and Compensation Committee is responsible for: selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; overseeing the evaluation of the Board of Directors and management; determining or recommending to the Board of Directors for determination the compensation of any executive officers of the Company to the extent the Company pays any executive officers’ compensation; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating, Corporate Governance and Compensation Committee. Currently, the Company’s executive officers do not receive any direct compensation from the Company. The Nominating, Corporate Governance and Compensation Committee takes into consideration the educational, professional and technical backgrounds and diversity of each nominee when evaluating such nominees to be elected to the Board of Directors. The Nominating, Corporate Governance and Compensation Committee does not have a formal policy with respect to diversity. The Nominating, Corporate Governance and Compensation Committee is presently composed of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an “interested person” as defined in the 1940 Act and is considered independent under applicable Nasdaq rules, with Mr. Gremp serving as chairman of the committee. Messrs. Cooper, Gremp and Stark were added to the Nominating, Corporate Governance and Compensation Committee concurrent with their election or appointment to the Board of Directors on February 12, 2009, April 1, 2010 and September 4, 2008, respectively.
The Nominating, Corporate Governance and Compensation Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company’s Bylaws and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to the Corporate Secretary c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016. When submitting a nomination to the Company for consideration, a stockholder must provide all information that would be required under applicable Commission rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of our common stock owned, if any; and a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Criteria considered by the Nominating, Corporate Governance and Compensation Committee in evaluating the qualifications of individuals for election as members of the Board of Directors include compliance with the independence and other applicable requirements of the Nasdaq rules and the 1940 Act and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating, Corporate Governance and Compensation Committee Charter, and the ability to contribute to the effective management of the Company, taking into account our needs and such factors as the individual’s experience, perspective, skills, expertise and knowledge of the industries in which the Company operates, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, and conflicts of interest. The Nominating, Corporate Governance and Compensation Committee also may consider such other factors as it may deem to be in our best interests and those of our stockholders. The Board of Directors also believes it is appropriate for certain key members of our management to participate as members of the Board of Directors.
Corporate Governance
Board Leadership Structure
The Board of Directors believes that the combined position of Chief Executive Officer of the Company and Chairman of the Board of Directors of the Company is a superior model that results in greater efficiency regarding management of the Company, reduced confusion due to the elimination of the need to transfer substantial information quickly and repeatedly between a chief executive officer and chairman, and business advantages to the Company arising from the specialized knowledge acquired from the duties of the dual roles. The need for efficient decision making is particularly acute in the line of business of the Company, whereby multiple factors including market factors, interest rates and innumerable other financial metrics change on an ongoing and daily basis. The Board of Directors has appointed Mr. Cooper as lead independent director of the Board of Directors. The Lead Independent Director assists in setting the agenda for the meetings of the Board of Directors and leads all executive sessions of the independent directors.
Director Independence
The 1940 Act and the Nasdaq rules require that the Company’s Board of Directors consist of at least a majority of independent directors. Under the 1940 Act, in order for a director to be deemed independent, he or she, among other things, generally must not: own 5% or more of the voting securities or be an officer or employee of the Company or of an investment adviser or principal underwriter to the Company; control the Company or an investment adviser or principal underwriter to the Company; be an officer, director or employee of an investment adviser or principal underwriter to the Company; be a member of the immediate family of any of the foregoing persons; knowingly have a direct or indirect beneficial interest in, or be designated as an executor, guardian or trustee of an interest in, any security issued by an investment adviser or principal underwriter to the Company; be a partner or employee of any firm that has acted as legal counsel to the Company or an investment adviser or principal underwriter to the Company during the last two years; or have certain relationships with a broker-dealer or other person that has engaged in agency transactions, principal transactions, lent money or other property to, or distributed shares on behalf of the Company. Under the Nasdaq rules, in order for a director to be deemed independent, our Board of Directors must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities. On an annual basis, each member of our Board of Directors is required to complete an independence questionnaire designed to provide information to assist the Board of Directors in determining whether the director is independent under the 1940 Act and the Nasdaq rules. Our Board of Directors has determined that each of our directors, other than Messrs. Barry and Eliasek, is independent under the 1940 Act and the applicable Nasdaq rules.

Role of Lead Independent Director
The Board of Directors believes that it has adopted a governance structure that ensures a strong, independent board. The position of lead independent director has been established to further strengthen the role of independent directors in board leadership. As discussed above, our independent directors have appointed Mr. Cooper to serve as our lead independent director. Our lead independent director will, among other things:

•	schedule meetings of the independent directors from time to time, as he deems necessary or appropriate;

•	preside at executive sessions of the independent directors;

•	serve as a liaison between the Chairman and the independent directors;

•	bring to the attention of the Chairman any additional issues for the board's attention and consideration after reviewing the agenda and schedule provided to the Board of Directors;

•	assure there is sufficient time for discussion of all agenda items at each board meeting; and

•
review the information and materials sent to our Board of Directors, and provide input as to the quality, quantity and timeliness of the information submitted by our management that is necessary or appropriate for the independent directors to effectively and responsibly perform their duties.

Role of the Chairman and Chief Executive Officer
As Chairman of the Board of Directors and Chief Executive Officer, Mr. Barry assumes a leading role in mid- and long-term strategic planning and supports major transaction initiatives of the Company. Mr. Barry also manages the day-to-day operations of the Company, with the support of the other executive officers. As Chief Executive Officer, Mr. Barry has general responsibility for the implementation of the policies of the Company, as determined by the Board of Directors, and for the management of the business and affairs of the Company. The Board of Directors has determined that its leadership structure, in which the majority of the directors are not affiliated with the Company, PCM or Prospect Administration, is appropriate in light of the services that PCM and Prospect Administration and their affiliates provide to the Company and the potential conflicts of interest that could arise from these relationships.
Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that such Members Should Serve as Director of the Company
The Board of Directors believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board of Directors to operate effectively in governing the Company and protecting the interests of its stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board of Directors.
John F. Barry III
The Board benefits from Mr. Barry’s more than 35 years of experience as a lawyer, investment banker, venture capitalist and private equity investor, and his service on multiple boards of directors.  In addition to overseeing the Company, Mr. Barry has served on the boards of directors of private and public companies, including financial services, financial technology and energy companies.  Mr. Barry managed the Corporate Finance Department of L.F. Rothschild & Company from 1988 to 1989, focusing on private equity and debt financing for energy and other companies. Previously, Mr. Barry was a founding member of the project finance group at Merrill Lynch & Co.  The Board also benefits from Mr. Barry’s experience prior to Merrill Lynch working as a corporate securities lawyer from 1979 to 1983 at Davis Polk & Wardwell, advising energy and finance companies and their commercial and investment bankers.  Prior to Davis Polk & Wardwell, Mr. Barry served as a law clerk to Judge J. Edward Lumbard, formerly Chief Judge of the United States Court of Appeals for the Second Circuit in New York City. Mr. Barry’s service as Chairman and Chief Executive Officer of the Company, as Chief Executive Officer of PCM and as Chief Executive Officer of Prospect Administration provides him with a continuously updated understanding of the Company, its operations, and the business and regulatory opportunities pursued by the Company.  Mr. Barry earned his J.D. cum laude from Harvard Law School, where he was an officer of the Harvard Law Review, and his Bachelor of Arts magna cum laude from Princeton University, where he was a University Scholar.
M. Grier Eliasek
Mr. Eliasek brings to the Board business leadership and experience and knowledge of senior loan, mezzanine, bridge loan, private equity and venture capital investments, as well as a knowledge of diverse management practices. Mr. Eliasek is the President and Chief Operating Officer of the Company and a Managing Director of PCM and Prospect Administration. He is also responsible for leading the origination and assessment of investments for the Company. The Board also benefits from Mr. Eliasek’s experience as a consultant with Bain & Company, a global strategy consulting firm, where he managed engagements for companies in several different industries, by providing the Company with unique views on investment and management issues. At Bain, Mr. Eliasek analyzed new lines of businesses, developed market strategies, revamped sales organizations, and improved operational performance for Bain & Company clients. Mr. Eliasek’s longstanding service as director, President and Chief Operating Officer of the Company and as a Managing Director of PCM and Prospect Administration provide him with a specific understanding of the Company, its operation, and the business and regulatory issues facing the Company.
Andrew C. Cooper
Mr. Cooper’s over 30 years of experience in venture capital management, venture capital investing and investment banking provides the Board with a wealth of leadership, business investing and financial experience. Mr. Cooper’s experience as the co-founder, Co-CEO, and director of Unison Energy, a co-generation company that engineers, installs, owns, and operates co-generation facilities as well as the former co-CEO of Unison Site Management LLC, a leading cellular site owner with over 4,000 cell sites under management, and as co-founder, former CFO and VP of business development for Avesta Technologies, an enterprise, information and technology management software company bought by Visual Networks in 2000, provides the Board with the benefit of leadership and experience in finance and business management. Further, Mr. Cooper’s time as a director of CSG Systems, Protection One Alarm, LionBridge Technologies Weblink Wireless, Aquatic Energy and the Madison Square Boys and Girls Club of New York provides the Board with a wealth of experience and an in-depth understanding of management practices. Mr. Cooper’s knowledge of financial and accounting matters qualifies him to serve on the Company’s Audit Committee and his independence from the Company, PCM and Prospect Administration enhances his service as a member of the Nominating, Corporate Governance and Compensation Committee.
William J. Gremp
Mr. Gremp brings to the Board a broad and diverse knowledge of business and finance as a result of his career as an investment banker, spanning over 40 years working in corporate finance and originating and executing transactions and advisory assignments for energy and utility related clients. Since 1999, Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. From 1996 to 1999, he served at Wachovia as senior vice president, managing director and co-founder of the utilities and energy investment banking group, responsible for origination, structuring, negotiation and successful completion of transactions utilizing investment banking, capital markets and traditional commercial banking products. From 1989 to 1996, Mr. Gremp was the managing director of global power and project finance at JPMorgan Chase & Co., and from 1970 to 1989, Mr. Gremp was with Merrill Lynch & Co., starting out as an associate in the mergers and acquisitions department, then in 1986 becoming the senior vice president, managing director and head of the regulated industries group. Mr. Gremp’s knowledge of financial and accounting matters qualifies him to serve on the Company’s Audit Committee and his independence from the Company, PCM and Prospect Administration enhances his service as a member of the Nominating, Corporate Governance and Compensation Committee.
Eugene S. Stark
Mr. Stark brings to the Board over 30 years of experience in directing the financial and administrative functions of investment management organizations. The Board benefits from his broad experience in financial management; SEC reporting and compliance; strategic and financial planning; expense, capital and risk management; fund administration; due diligence; acquisition analysis; and integration activities. Since May 2005, Mr. Stark’s position as the Principal Financial Officer, Chief Compliance

Officer and Vice President of Administration at General American Investors Company, Inc., where he is responsible for operations, compliance, and financial functions, allows him to provide the Board with added insight into the management practices of other financial companies. From January to April of 2005, Mr. Stark was the Chief Financial Officer of the Company, prior to which he worked at Prudential Financial, Inc. between 1987 and 2004. His many positions within Prudential include 10 years as Vice President and Fund Treasurer of Prudential Mutual Funds, 4 years as Senior Vice President of Finance of Prudential Investments, and 2 years as Senior Vice President of Finance of Prudential Annuities. Mr. Stark is also a Certified Public Accountant (inactive status). Mr. Stark’s knowledge of financial and accounting matters qualifies him to serve on the Company’s Audit Committee and his independence from the Company, PCM and Prospect Administration enhances his service as a member of the Nominating, Corporate Governance and Compensation Committee.
Means by Which the Board of Directors Supervises Executive Officers
The Board of Directors is regularly informed on developments and issues related to the Company’s business, and monitors the activities and responsibilities of the executive officers in various ways.
At each regular meeting of the Board of Directors, the executive officers report to the Board of Directors on developments and important issues. Each of the executive officers, as applicable, also provide regular updates to the members of the Board of Directors regarding the Company’s business between the dates of regular meetings of the Board of Directors.
Executive officers and other members of PCM, at the invitation of the Board of Directors, regularly attend portions of meetings of the Board of Directors and its committees to report on the financial results of the Company, its operations, performance and outlook, and on areas of the business within their responsibility, including risk management and management information systems, as well as other business matters.
The Board’s Role in Risk Oversight
The Company’s Board of Directors performs its risk oversight function primarily through (a) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent directors and (b) monitoring by the Company’s Chief Compliance Officer, or CCO, in accordance with its compliance policies and procedures.
As set forth in the descriptions regarding the Audit Committee and the Nominating, Corporate Governance and Compensation Committee, the Audit Committee and the Nominating, Corporate Governance and Compensation Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include: reviewing and discussing with management and the independent accountants the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis; reviewing and discussing with management and the independent accountants the Company’s quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the independent accountants’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Nominating, Corporate Governance and Compensation Committee’s risk oversight responsibilities include selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; and overseeing the evaluation of the Board of Directors and management. Both the Audit Committee and the Nominating, Corporate Governance and Compensation Committee consist solely of independent directors.
The Company’s Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Company’s Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by the Board of Directors, addresses at a minimum: (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.
The Company believes that its Board of Director’s role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a business development company, or BDC, under the 1940 Act. Specifically, as a BDC the Company must comply with certain regulatory requirements that control certain types of risk in its business and operations. For example, the Company’s ability to incur indebtedness is limited such that its asset coverage must equal at least 150% immediately after each time it incurs certain kinds of indebtedness, and the Company generally has to invest at least 70% of its total assets in

“qualifying assets.” The Small Business Credit Availability Act, which was signed into law in March 2018, decreased the asset coverage requirements of the 1940 Act applicable to BDCs from 200% to 150% (subject to either stockholder approval or approval of both a majority of our Board of Directors and a majority of directors who are not interested persons). On March 30, 2020, our Board of Directors approved, and on May 5, 2020, at a special meeting of our stockholders, our stockholders approved, the application to us of the reduced asset coverage requirements in Section 61(a) of the 1940 Act. The application of the reduced asset coverage requirement, which became effective on May 6, 2020, permits us, provided certain requirements are satisfied, to double the maximum amount of leverage that it is permitted to incur by reducing the asset coverage requirement applicable to us from 200% to 150% (a 2:1 debt to equity ratio, as opposed to a 1:1 debt to equity ratio), as provided for in Section 61(a)(2) of the 1940 Act, a successor provision to Section 61(a)(1) of the 1940 Act.

In addition, the Company elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended. As a RIC the Company must, among other things, meet certain income source, asset diversification and income distribution requirements.
The Company believes that the extent of its Board of Director’s (and its committees’) role in risk oversight complements its Board of Director’s leadership structure because it allows the Company’s independent directors to exercise oversight of risk without any conflict that might discourage critical review through the two fully independent board committees, auditor and independent valuation providers, and otherwise.
The Company believes that a board’s role in risk oversight must be evaluated on a case by case basis and that the Board of Director’s practices concerning risk oversight is appropriate. However, the Company continually re-examines the manner in which the Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet the Company’s needs.
Corporate Governance Guidelines
Upon the recommendation of the Nominating, Corporate Governance and Compensation Committee, the Board of Directors has adopted Corporate Governance Guidelines on behalf of the Company. These Corporate Governance Guidelines address, among other things, the following key corporate governance topics: director responsibilities; the size, composition, and membership criteria of the Board of Directors; composition and responsibilities of directors serving on committees of the Board of Directors; director access to officers, employees, and independent advisors; director orientation and continuing education; director compensation; and an annual performance evaluation of the Board of Directors.
Code of Conduct
We have adopted a code of conduct which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our employees. Our code of conduct can be accessed via the Internet site of the Commission at http://www.sec.gov. We disclose amendments to or waivers from a required provision of the code of conduct, if any, on Form 8-K.
Code of Ethics and Practices and Policies Regarding Personal Trading and Hedging of Company Securities
We, PCM and Prospect Administration have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and PCM and Prospect Administration have each adopted a code of ethics pursuant to Rule 204A-1 under the Investment Advisers Act of 1940 that establishes procedures for personal investments and restricts certain personal securities transactions. Our code of ethics can be accessed via our Internet site at http://www.prospectstreet.com. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements.
In addition, under our code of ethics, no affiliate, director, member, officer or employee of the Company or PCM or any other person who has access to non-public information pertaining to the operations, assets, investment activities or other material matters concerning the Company (“Access Persons”) and their immediate family members may trade in our shares without, among other things, first obtaining advance permission of one of the chief compliance officer of the Company or the chief compliance officer of PCM. Moreover, Access Persons are prohibited from engaging in hedging transactions with respect to the Company’s securities, including through the use of financial instruments such as prepaid variable forward contracts, equity swaps, collars and exchange funds.

Internal Reporting and Whistle Blower Protection Policy
The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”), and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. Persons with complaints or concerns regarding Accounting Matters may submit their complaints to our CCO. Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to our Audit Committee Chairman. Complaints may be submitted on an anonymous basis.
The CCO may be contacted at:
Prospect Capital Corporation
Chief Compliance Officer
10 East 40th Street, 42nd Floor
New York, New York 10016
The Audit Committee Chairman may be contacted at:
Prospect Capital Corporation
Audit Committee Chairman
10 East 40th Street, 42nd Floor
New York, New York 10016
Communication with the Board of Directors
Stockholders with questions about the Company are encouraged to contact the Company. Stockholders may communicate with the Company or its Board of Directors by sending their communications to Prospect Capital Corporation, Chief Compliance Officer, 10 East 40th Street, 42nd Floor, New York, New York 10016. The communication should indicate that the sender is a Company stockholder. All stockholder communications received in this manner will be delivered as appropriate to the Board of Directors.
Information about Executive Officers Who Are Not Directors

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kristin Van Dask, 41(1)	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since April 2018
Ms. Van Dask has been the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since April 2018. Ms. Van Dask previously served as controller at Prospect Administration LLC. Ms. Van Dask is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since April 2018 of Priority Income Fund, Inc. and Prospect Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.)

(1)	The business address of Ms. Van Dask is c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016.
Compensation of Executive Officers and Directors
The following table sets forth information regarding the compensation received by the directors and executive officers from the Company for the fiscal year ended June 30, 2020. No compensation is paid to the interested directors by the Company.

Compensation Table

Name and Position	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of the Company’s Expenses(1)	Total Compensation from Company and Fund Complex
Interested Directors
John F. Barry III(2)	None	None	None
M. Grier Eliasek(2)	None	None	None
Independent Directors
Andrew C. Cooper(3)	$150,000	None	$200,000
William J. Gremp(4)	$150,000	None	$200,000
Eugene S. Stark(5)	$150,000	None	$200,000
Executive Officer
Kristin Van Dask(2)(6)	None	None	None

(1)	We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(2)
We have not paid, and we do not intend to pay, any annual cash compensation to our executive officers for their services as executive officers. Messrs. Barry and Eliasek are compensated by PCM from the income PCM receives under the management agreement between PCM and us. Ms. Van Dask is compensated from the income Prospect Administration receives under the administration agreement.

(3)	Mr. Cooper joined our Board of Directors on February 12, 2009.

(4)	Mr. Gremp joined our Board of Directors on April 1, 2010.

(5)	Mr. Stark joined our Board of Directors on September 4, 2008.

(6)	On April 4, 2018, the Company’s Board of Directors appointed Ms. Van Dask as the Chief Financial Officer, Treasurer, Secretary, and Chief Compliance Officer of the Company.
Compensation of Directors
During the fiscal year ended June 30, 2020, the independent directors of the Board receive an annual fee of $150,000 per director plus reimbursement of any reasonable out-of-pocket expenses incurred.
Certain Relationships and Transactions
Transactions with Affiliated Persons
We have entered into an investment advisory agreement with PCM. Our Chairman of the Board controls PCM. Our senior management serves and in the future may serve as principals of other investment managers affiliated with PCM that presently manage and may in the future manage investment funds with investment objectives similar to ours. In addition, our executive officers and directors and the principals of PCM serve and in the future may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with PCM. However, our investment adviser and other members of the affiliated present and predecessor companies of PCM (certain other members of the affiliated companies of PCM and Prospect Administration are referred to as “Manager”) intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client. We may invest, to the extent permitted by law, on a concurrent basis with other investment funds managed by PCM, subject to compliance with applicable regulations and our allocation procedures. On January 13, 2020, we received a co-investment exemptive order from the Commission, which superseded a prior co-investment exemptive order granted on February 10, 2014, that permits us to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Manager or certain affiliates, subject to the conditions included therein.

In addition, pursuant to the terms of an administration agreement, Prospect Administration provides, or arranges to provide, the Company with the office facilities and administrative services necessary to conduct our day-to-day operations. PCM is the managing member of and controls Prospect Administration.

Delinquent Section 16(a) Reports
Pursuant to Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), our directors and executive officers, and any persons holding more than 10% of our common stock, are required to report their beneficial ownership and any changes therein to the Securities and Exchange Commission and us. Specific due dates for those reports have been established, and we are required to report herein any failure to file such reports by those due dates. Based on our review of Forms 3, 4 and 5 filed by such persons, and information provided by our directors and officers, we believe that during the fiscal year ended June 30, 2020, all Section 16(a) filing requirements applicable to such persons were met in a timely manner, except that two Forms 4 were filed late on behalf of William J. Gremp, Director, for the purchase of shares of common stock due to an administrative error.

Proposal 2: Non-Binding Stockholder Proposal Regarding Declassifying the Board of Directors

A stockholder of the Company, Michelle H. Bronsted (the “Second Cane Proponent”), from W304N2954 Hawksnest Ct., Pewaukee, Wisconsin 53072, submitted the following non-binding proposal for inclusion in this Proxy Statement. If properly presented, Proposal 2 will be voted on at the Annual Meeting. The Second Cane Proponent has provided evidence to the Company of beneficial ownership of shares of the Company with a market value that exceeds $2,000. Based on information submitted by the Second Cane Proponent to the Company, the Company believes that, as of May 8, 2020, the Second Cane Proponent owns 1,470 shares of the Company’s common stock.

For the reasons discussed below, the Board of Directors strongly supports the Company’s classified board structure and therefore unanimously recommends that stockholders vote “AGAINST” Proposal 2.

The text of Proposal 2, for which the Company accepts no responsibility, is included below as submitted to the Company by the Second Cane Proponent. A brief explanation of the reasons the Board of Directors recommends that stockholders vote AGAINST Proposal 2 follows immediately after the proposal.

Proposal by the Second Cane Proponent

“Article IV of Prospect Capital Corporation’s Charter calls for three classes of directors who are elected for staggered three year terms. This is also referred to as a “classified” or “staggered” board.

Dr. Varon Nili of the University of Wisconsin Law School has conducted extensive corporate governance research. In his paper, The 'New Insiders': Rethinking Independent Directors' Tenure (can be downloaded through either:
Yaron Nili, The 'New Insiders': Rethinking Independent Directors' Tenure, 68 Hastings Law Journal 97
(2016) or:
Univ. of Wisconsin Legal Studies Research Paper No. 1390, he points out that, “The board, in the context of agency concerns, has been expected to represent shareholders' interests' vis-a -vis management, curtailing management' s ability to extract private benefits or act in a suboptimal way with respect to shareholder interests.” (p. 104)

He adds, “The board of directors is one of the core organs of the modern corporation. As such, it has been entrusted with several important roles in the governance of the corporation. First, the board is required to be an active participant in some of the more important managerial decisions such as mergers, stock issuance and change of company governance documents. Second the board is a resource for management to utilize for insight and networking. Third, the board is charged with a monitoring role, making sure that shareholder interests are fully served, in an effort to constrain the agency costs associated with a managerial centric corporation model.” (p. 105)

In addition, “Some shareholders try to challenge the ultimate discretion held by the board of directors and management by actively using their rights to create some form of checks and balances. (P. 106) He specifies that among the barriers limiting shareholder intervention are “the staggered board and poison pill and other legal barriers limiting shareholder involvement.” (p. 107, emphasis added)

Dr . Nili pointed out that through the year 2015, “The percentage of (S&P 500) boards serving one year terms has risen every year and currently stands at ninety-three percent, more than double what it was a decade ago (forty per cent ).” (P. 113)

Support for the trend away from classified or staggered boards is further illustrated by the fact that, in its 2019 voting guidelines ( p. 17), the influential institutional investor proxy advisory firm Institutional Shareholder Services (155) recommended that shareholders vote IN FAVOR of proposals to repeal classified boards. (https://www.issgovernance.com/file/policy/latest/americas/US-VotingGuidelines.pdf.)

Resolution - In order to improve director accountability to shareholders and help make Prospect Capital comparable with general industry standards regarding board terms, shareholders request our Board of Directors to adopt as a policy, and take the steps necessary, to amend our governing documents, to repeal/ eliminate the “qualified” or “staggered” board, and establish annual elections for all directors standing for election following this resolution’s implementation.

Please vote YES”

Statement of the Board of Directors in Unanimous Opposition to Non-binding Proposal 2
Purportedly Made by Michelle Bronsted, the Second Cane Proponent

After careful and thoughtful consideration, the Board of Directors, including the Independent Directors, has unanimously determined that Proposal 2 (i) is not in the best interests of the Company or its stockholders and (ii) was made by a purported proponent (the “Second Cane Proponent,” whose address is W304N2954 Hawksnest Ct., Pewaukee, WI 53072) under the direction of her father, Mark S. Cane (the “First Cane Proponent,” whose address is the same as the Second Cane Proponent’s). Accordingly, the Board of Directors unanimously recommends that you vote “AGAINST” Proposal 2.

The Board of Directors is comprised of highly qualified and experienced individuals, three of whom are independent and constitute a majority, that are committed to the Company’s long-term ability to achieve its investment objective. The collective investment of the five members of the Board of Directors in the Company aggregates, as of August 2020, to more than $500 million and 26% share ownership. The Board of Directors’ classified board structure has been in place since the Company’s inception in 2004, and the Board of Directors believes that a classified board structure continues to be in the best interest of the Company and its stockholders for the reasons discussed below.

Classified Board Enhances Board Independence, Stability and Continuity

The Board of Directors firmly believes that good governance of the Company depends primarily on active and independent directors who are knowledgeable about critical aspects of the Company and its regulatory and compliance requirements, and serve as effective overseers of the Company’s investment adviser and management. As a closed-end investment company that has elected to be regulated as a BDC, the Company benefits from directors who are experienced, knowledgeable about the Company and its regulatory and compliance requirements, and committed to protecting the long-term interests of the Company’s stockholders.

The Board of Directors believes that a classified board structure promotes continuity of experiences (without the distraction of the short-term nature of annual elections for every seat) and an orderly succession of board members by ensuring that at any given time there are experienced directors serving on the Board of Directors who are familiar with the Company, its business, operations, regulation and investment and compliance policies, and its relationships with its services providers. Specifically, the Board of Directors believes that a classified board structure enhances the ability of each director to fulfill the director’s duties and responsibilities to the Company and its stockholders by:

•	creating a more experienced Board of Directors that is better able to oversee the management of the Company and focus on long-term value maximization strategies;

•
enhancing the independence of the independent directors from management and special interest groups by providing them with an assured three year term of office, so they are better positioned to make decisions that are in the best long-term interest of the Company and its stockholders;

•
strengthening the Company’s ability to attract and retain highly qualified directors who are willing to make a multi-year commitment to the Company and its stockholders and to develop a deep understanding of the Company;

•	increasing the investment in Company shares by the directors due in significant part to the long-term commitment of each director;

•
expanding the knowledge base of the Company’s long-term directors in areas of specific interest to the Company and the business development company, registered investment company, and regulated investment company sectors, including legal compliance, 1940 Act matters, 1934 Act matters, 1933 Act matters, investment company accounting, tax items, financing options, Level 3 and other valuations, private debt and equity dynamics, exemptive relief co-investment procedures, specific portfolio company histories, and other topics;

•
helping prevent complete changes in control, as well as the potential for corresponding radical changes in the direction of the Company, including with respect to its structure, investment strategy, objective or leverage, in any one year;

•	protecting against investors with short-term objectives that are contrary to the Company’s long-term investment objective and strategy;

•	promoting an orderly succession of board members; and

•	providing newer board members an opportunity to gain knowledge about the Company from experienced board members.

The benefits of a classified board structure, many of which are listed above, are also discussed at length by the Investment Company Institute (the “ICI”), the leading industry group representing investment companies, in its March 2020 publication,

“Recommendations Regarding the Availability of Closed-End Fund Takeover Defenses” (the “ICI Report”), which recommended, among other things, that the SEC issue guidance to clarify that closed-end fund directors can use common takeover defense measures authorized under applicable state law to protect the fund and its shareholders.

The Second Cane Proponent’s supporting statement provides no support for her assertion that a declassified board would improve director accountability for closed-end funds (and conflicts with the findings of the ICI Report). Contrary to the false implications in Proposal 2, directors elected to a classified board are not insulated from their fiduciary duties and are required to uphold their fiduciary duties to the Company and its stockholders, regardless of the length of their term of office.

The very academic paper the Second Cane Proponent cites in her statement (the “Nili Paper”)1 supports the achievement of the goals enabled by a classified board structure. Rather than acknowledging that alignment of goals, the Second Cane Proponent “cherry picks” various statements in the Nili Paper and presents them in a misleading manner to further her father’s (the First Cane Proponent’s) unfounded and ongoing grievances against the Board of Directors and the Company, which is further discussed below. The Nili Paper studies the impact of director tenure on director independence and in fact acknowledges that classified boards - e.g., boards that grant staggered three year terms to directors - can be viewed as beneficial to director independence because the longer three year terms make the director less beholden to management and strengthen “her confidence, networking, and knowledge of the company [to] make her more independent.”2 The benefits of increased director tenure discussed in the Nili Paper, contrary to the Second Cane Proponent’s assertions, broadly align with the benefits of a classified board structure discussed above. Further examples include:

•	The Nili Paper expressly acknowledges the benefits of “allowing companies to preserve the value that longer tenured directors can provide.”[3]

•
The Nili Paper also recognizes that, with annual elections (as advocated by the Second Cane Proponent), “[t]he continued dependency on management, and the current lack of reforms to the proxy system, could potentially make these directors even more concerned about their reelection and securing management and peer support, as they now are granted only one-year terms.”[4]

•
The Nili Paper also states: “[I]t is likely that by having directors who are regarded by state law and stock exchange rules as independent but at the same time serve sufficient time in their roles to accumulate specific business knowledge and understanding relating to the company, while also developing a social and professional investment in the firm, public companies try to gain many of the benefits the insider directors brought to the table in the advisory role of the board while still appeasing regulatory and public requirements.”[5]

•
The Nili Paper further states: “[A] full scale cap on tenure for the board as a whole would carry too many costs. . . . [C]osts of training and familiarizing directors with the company would increase.”[6]

The Board of Directors unanimously believes that it functions effectively under its current classified board structure, which has been in place since the inception of the Company in 2004 and is a structure that is widely used by 90% of other listed BDCs. The Board of Directors has also implemented a number of corporate governance best practices to enhance accountability to stockholders, including electing a lead Independent Director and establishing two standing fully independent committees, the Audit Committee and the Nominating, Corporate Governance and Compensation Committee. In addition, the Board of Directors regularly monitors its corporate governance and oversight practices to ensure continued effectiveness and director accountability. On an annual basis, the Board of Directors conducts an evaluation of director independence and self-assessment of the Board of Directors’ performance, structure and composition. The Company benefits from directors who thoroughly understand the Company, and believes the current board structure and membership provide a significant advantage to the Company that Proposal 2 seeks to deny the Company.

Closed-End Investment Companies - Which Overwhelmingly Have Classified Boards - Differ from Operating Companies in Important Ways

The Board of Directors unanimously believes that the considerations with respect to classified boards in the investment company context are different than those for traditional operating companies. The classified board structure is widely used by
1 Yaron Nili, The “New Insiders”: Rethinking Independent Directors’ Tenure, 68 Hasting Law Journal 97 (2016).
2 Nili Paper, at 122-24.
3 Nili Paper, at 101.
4 Nili Paper, at 123.
5 Nili Paper, at 150.
6 Nili Paper, at 152.

closed-end funds, including listed BDCs, and the Board of Directors believes that arguments made to support the declassification of operating company boards do not justify the declassification of the board of a closed-end fund.

The role of a board of a BDC is different in material respects from the role of a board of directors of a traditional operating company. For example, a BDC board has the primary responsibility for overseeing the management of shareholders’ money in order to achieve a desired investment objective through a particular investment strategy to which shareholders have sought exposure. This responsibility includes overseeing the company’s service providers, including overseeing the company’s investment advisory arrangements, managing conflicts of interest involving the company and overseeing unique portfolio management matters primarily pertaining to valuations. A traditional operating company does not have investment advisers and is not subject to the same types of conflicts of interests that a BDC board must oversee. Additionally, a BDC is subject to extensive regulation under the 1940 Act with respect to governance and operations and the 1940 Act sets forth its own unique and extensive independence requirements for BDC board members. In contrast, operating companies, such as the S&P 500 companies cited in the Second Cane Proponent’s supporting statement, are not subject to the level of regulatory oversight responsibility applicable to BDC board members or the 1940 Act’s unique and extensive board independence requirements.

Further, similar to other closed-end funds, BDCs like the Company are inherently more susceptible than operating companies to the manipulative tactics of opportunistic activist investors seeking to make short-term profits at the expense of long-term stockholders. Because the portfolio holdings of BDCs are predominantly financial assets (with varying degrees of liquidity), as compared to operating company assets (which generally are not predominantly financial in nature), an arbitrageur can, among other things, essentially demand a short-term liquidation of BDC assets in an attempt to realize activist profits from purchasing a BDC’s shares at a discount to net asset value. As noted in the ICI Report, the general recommendation of Institutional Shareholder Services to vote in favor of proposals to declassify a board, mentioned by the Second Cane Proponent in her supporting statement, “unfortunately fails to consider the frequency and negative effects of activist arbitrage efforts on the interests of the long-term closed-end fund investors and ignores the benefits that such arrangements can have for closed-end funds, such as defending against a takeover.” Thus, the classified board structure is particularly important for BDCs to ensure that the company continues to operate in the best interests of the company and its long-term stockholders.

Not surprisingly, the Second Cane Proponent’s supporting statement promotes a “one size fits all” position regarding board structure, making no distinction between BDCs and operating companies. Instead, the Second Cane Proponent’s supporting statement is silent with respect to the Company’s differentiated structure as a BDC and neglects to disclose that there are no listed BDCs in the S&P 500. In contrast to the boards of S&P 500 companies, an overwhelming majority of the boards of listed BDCs-approximately 90%-are classified.7     BDCs are a type of closed-end fund that are regulated, but not registered, under the 1940 Act, and this statistic relating to registered closed-end funds is consistent with the Company’s findings that a vast majority of BDCs have classified boards. As compared to other listed BDCs, which is the most relevant and appropriate comparison group for evaluating the Company’s corporate governance structure, the Company’s board structure is consistent with general industry standards and trends for BDCs. Accordingly, the Board of Directors believes that a classified board structure is consistent with good corporate governance for BDCs.

Background Regarding the First Cane Proponent, Second Cane Proponent, and Third Cane Proponent

In addition, although the unanimous recommendation of the Board of Directors AGAINST Proposal 2 stands strongly on the merits, the Board of Directors believes that their fellow stockholders in the Company are entitled to know the following additional background regarding the three Cane Proponents. The Board of Directors believes that Proposal 2 is part of an effort by the Second Cane Proponent’s father, Mark S. Cane (i.e., the First Cane Proponent), and the First Cane Proponent’s family to circumvent long-standing federal proxy rules. Rule 14a-8 of the Exchange Act allows a stockholder proponent to submit one proposal for inclusion in the Company’s proxy statement in view of the significant costs to the Company and other stockholders of including non-management proposals in the Company’s proxy statement. In connection with this year’s annual stockholder meeting, the First Cane Proponent, the Second Cane Proponent (daughter of the First Cane Proponent) and the Third Cane Proponent (wife of the First Cane Proponent) attempted to submit multiple (no fewer than six) proposals, all from the same address, under the guise that each immediate family member was an independent proponent. The Company quickly came to the conclusion, based on numerous facts, that each submission was orchestrated by the First Cane Proponent, in an apparent attempt to further his unfounded and ongoing grievances against the Company and the Board of Directors to the distraction of the Company
7 Based on the Company’s review of industry lists of listed BDCs, there are currently 50 listed BDCs, and 45 out of 50 of these BDCs have a classified board structure. The ICI Report states that, according to a survey distributed to ICI members on closed-end funds, at year end 2019, 88% of the survey participants’ listed registered closed-end funds had classified boards. BDCs are a type of closed-end fund that are regulated, but not registered, under the 1940 Act, and this statistic relating to registered closed-end funds is consistent with the Company’s findings that a vast majority of BDCs have classified boards.

and its management. The Board of Directors believes that this behavior usurps your resources as stockholders in furtherance of a misguided personal agenda. The Board of Directors also believes the behavior of the First Cane Proponent, the Second Cane Proponent and the Third Cane Proponent is counterproductive to the development of good corporate governance and amounts to an abuse of the federal proxy process.

Institutional Proxy Service Guidelines

As is discussed above, the Board of Directors unanimously believes that the dynamics of BDCs are materially different from those of operating companies in relation to classified boards, and that these differences need to be taken into account in voting on Proposal 2. The Board of Directors believes that the institutional proxy service guidelines typically applied to classified board structures of operating companies, such as the one cited by the Second Cane Proponent, should not apply to BDCs, for the reasons discussed above.

If you utilize a proxy advisory firm, please consider carefully whether that firm’s recommendation takes into account the Board of Directors’ governance structure and the extensive experience of the Company’s current directors, as well as the Board of Directors’ reasons for opposing Proposal 2. Investment advisers who have discretion to vote shares of the Company held by their clients should independently assess the Board of Directors’ specific reasons for opposing Proposal 2 when determining whether to follow the generic proxy voting guidelines issued by proxy advisory firms.

* * *

After careful consideration, the Board of Directors unanimously has determined that continuation of the Company’s classified board structure is appropriate and in the best long-term interests of the Company and its stockholders.

The Board of Directors unanimously recommends that you vote AGAINST Non-binding Proposal 2.

Proposal 3: Non-Binding Stockholder Proposal Regarding Fee and Incentive Structure

A stockholder of the Company, Camilla C. Cane (the “Third Cane Proponent”), from W304N2954 Hawksnest Ct., Pewaukee, Wisconsin 53072, submitted the following non-binding proposal for inclusion in this Proxy Statement. If properly presented, Proposal 3 will be voted on at the Annual Meeting. The Third Cane Proponent has provided evidence to the Company of beneficial ownership of shares of the Company with a market value that exceeds $2,000. As of April 20, 2020, the Third Cane Proponent is a record owner of 9,700 shares of the Company’s common stock. Based on information submitted by the Third Cane Proponent to the Company, the Company believes that, as of May 8, 2020, the Third Cane Proponent is also a joint beneficial owner with the First Cane Proponent of an additional 70,000 shares of the Company’s common stock. Thus, based on the best information available to the Company, the Company believes that the Third Cane Proponent owns beneficially and of record 79,700 shares of the Company’s common stock.

For the reasons discussed below, the Board of Directors unanimously recommends that stockholders vote “AGAINST” Proposal 3.

The text of Proposal 3, for which the Company accepts no responsibility, is included below as submitted to the Company by the Third Cane Proponent. A brief explanation of the reasons the Board of Directors recommends that stockholders vote AGAINST Proposal 3 follows immediately after the proposal.

“Prospect Capital (PSEC) is an externally managed Business Development Company (BDC). Prospect Capital Management LP. has been the longstanding Investment Advisor. The PSEC Board supervises and negotiates a management agreement with the Advisor, including management fees, incentive fees, and expenses that are major drivers of company performance and competitiveness. The current agreement calls for the Advisor to be paid an annual fee structure of 2.0% of total assets. In addition the agreement calls for the Advisor to receive a two part incentive fee as specified in the PSEC 10K that, basically, with articulated conditions, approximates 20% of pre-investment fee net investment income.

The external Advisor compensation structure in the BDC industry has been evolving in recent years in a way that is friendlier for shareholders. The “standard” fee/incentive structure which used to be basically 2%/20% has evolved into one that is basically 1.5%/17.5%, and 1.5%/15% in many cases, with more shareholder friendly total return hurdles and look-backs. Golub BDC has adopted a 1.375% base management fee. In addition, it has become standard practice within the industry to take the 61(a)(2) election that reduces the asset coverage requirement from 200% to 150%. PSEC shareholders approved this election in May of 2020. It has become standard practice in the BDC industry such as with companies ranging from Ares Capital, TCG BDC, TPG Specialty Lending, Solar Capital, and Blackrock TCP Capital, to Apollo Investment and Black Rock Capital Investment, to accompany the assumption of this election with a reduction in the base management fee to 1.0% on assets that exceed 200% of net asset value. (Information source: Company l0Ks)

PSEC's management/incentive fee agreement exceeds industry norms. It would be easier to accept a fee/incentive structure that exceeds BDC industry norms if the Advisor produced shareholder returns that exceeded industry performance. Unfortunately, that has not the case with PSEC. The Wilshire BDC Index (WBDCI) consists of the 34 largest publically traded BDCs and PSEC, at 7%, was the 5th largest component as of 12/31/19. During the 10 calendar year period ending 12/31/19 the average annual total shareholder return (dividends plus stock price appreciation) generated by the WBDCI was 10.1% compared to 8.3% for PSEC. For 5 year period ending 12/31/19 the WBDCI return averaged 7.9% compared to 3.5% for PSEC. For the calendar year 2019 the WBDCI return was 28.3% compared to 6.3% for PSEC. (WBDCI information source: https://wilshire.com/Portals/0/analytics/ indexes/factsheets/wilshire-business-development-company-index-fact-sheet.pdf, PSEC information source: lOKs)

Resolution - In order to improve PSEC’s market competiveness, improve shareholder returns, and make PSEC more attractive as an investment to prospective new institutional and individual shareholders, shareholders request that our Board negotiates a fee and incentive structure with the Advisor as soon as possible that, at their discretion and in accord with their fiduciary obligation to shareholders, is comparable to what has become the competitive BDC industry norm.

Please vote YES:”

Statement of the Board of Directors in Unanimous Opposition to Non-binding Proposal 3
Purportedly Made by Camilla Cane, the Third Cane Proponent

After careful and thoughtful consideration, the Board of Directors, including the Independent Directors, has unanimously determined that Proposal 3 (i) is not in the best interests of the Company or its stockholders and (ii) was made by a purported proponent (the “Third Cane Proponent,” whose address is W304N2954 Hawksnest Ct., Pewaukee, WI 53072) under the direction of her husband, Mark S. Cane (the “First Cane Proponent,” whose address is the same as the Third Cane Proponent’s). Accordingly, the Board of Directors unanimously recommends that you vote AGAINST Proposal 3.

The Company’s 2020 Careful and Thorough Annual Advisory Agreement Review Process

The Company’s stockholders benefit from a robust annual review of the Company’s (i) investment advisory agreement with PCM (the “Investment Advisory Agreement”) under the 1940 Act and (ii) ongoing relationship with PCM and its affiliates. In accordance with the requirements of the 1940 Act, the Board of Directors, including its 60% majority Independent Directors, reviews on an annual basis (and has done so for 17 straight years) whether the terms of the Investment Advisory Agreement are fair and reasonable in light of the services provided by PCM.

At a meeting held on June 17, 2020, the Board of Directors, including the Independent Directors voting separately, unanimously concluded that the terms of the Investment Advisory Agreement are fair and reasonable with respect to the Company, in the best interest of the Corporation and its shareholders, and comparable to those which could have been obtained through arm’s length negotiations. In considering whether to approve the continuation of the Investment Advisory Agreement, the Board of Directors conducted its own independent research and inquiry and focused on information it received from management (some of which was prepared by management and some of which was prepared by independent third parties with expertise in advisory fees and other financial matters) relating to, among other things:

•	the nature, quality and extent of the advisory and other services provided to the Company by PCM;

•	the services to be performed and the personnel performing such services under the Investment Advisory Agreement;

•
the investment performance of the Company compared to other BDCs, including (but not limited to) that the Company’s total fundamental returns (based on NAV + dividends) for the one-year, three-year, five-year and ten-year periods as of March 31, 2020 exceeded the mean for other publicly listed BDCs and that the Company has generated superior risk-adjusted operating returns over the past five years as compared to the median for publicly listed BDCs;

•	the Company’s historical and projected operating expenses, including the expense ratio of the Company and other BDCs;

•	the track record information of the Company and PCM;

•
the Company’s fees compared to other BDCs, including, as previously disclosed since the Company’s IPO in 2004, “comparative data with respect to advisory fees or expense ratios paid by other business development companies with similar investment objectives”;

•	the work PCM does on administrative and legal matters for which PCM is not compensated;

•	the profitability of PCM; and

•
the circumstances at the Company and in the BDC industry that affected potential economies of scale and the appropriateness of fee breakpoints, including maximum deal sizes and “research and development” investments in new and growing origination strategies.

Consistent with applicable law and guidance from the federal courts, the Board of Directors did not assign relative weights to the above factors or the other factors considered by it, and individual directors may have given different weights to different factors. Based on the information reviewed and discussion with representatives of PCM, the Board of Directors, including all of the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreement.

The Third Cane Proponent’s Supporting Statement Paints an Incomplete and Misleading Picture of the Company’s Performance and the Value PCM Adds to the Company

The Third Cane Proponent paints a misleading, incomplete, and mathematically false picture of the Company’s performance, and also discounts the scope and cost of the advisory and other services provided by PCM. First, the Third Cane Proponent’s supporting statement includes blatant mathematical falsehoods in calculating the Company’s performance, such as stating that the Company’s calendar year 2019 total return was 6.3% when it was in fact 13.8%. Second, the Third Cane Proponent selectively focuses on three time periods ending with an older end date of December 31, 2019, which is misleading as more recent available data leads to a different conclusion. In accordance with the most recent month-end data available to the Third Cane Proponent at the time of her submission of Proposal 3 to the Company, the Company has outperformed the Wilshire BDC Index annually by 1.2% and 0.1% for the 1-year and 5-year periods ending April 30, 2020, respectively. In order to provide a full comparison of performance against the index selected by the Third Cane Proponent, we prepared a chart below showing the since index inception total returns. The Company has outperformed the Wilshire BDC Index annually by 0.8% since inception.

Evaluating the value of PCM’s services to the Company, and thus the appropriate level of advisory compensation, is a much more complex and multi-variable undertaking than the Third Cane Proponent apparently appreciates. The Third Cane Proponent’s supporting statement erroneously asserts that a few anecdotal examples of fee structures, coupled with (in some instances, fallacious) stock price return information that is both stale and predates the ongoing COVID-19 pandemic, is somehow sufficient to outweigh the detailed and very recent considered judgment of your Board of Directors as to the appropriateness of the fee paid to PCM in light of all relevant factors the Board of Directors is required to consider under applicable U.S. Supreme Court precedent governing the review and approval of investment advisory contracts under the 1940 Act.

In addition to stock price return, the Board of Directors, in determining whether to approve the continuation of the Investment Advisory Agreement, considers all of the relevant factors detailed above, including comprehensive independently prepared comparative fee and expense information, and several other relevant performance metrics, including shareholder distributions, fundamental total returns, asset allocation, liability management, asset and business diversity, investment and financial strategy, and risk-adjusted operating returns. The Board of Directors believes that consideration of all of these factors and metrics, as a whole, provides a more thorough understanding of the value that PCM adds to the Company.

The Third Cane Proponent asserts that the “standard” incentive fee for a BDC is now 17.5%, and 15% “in many cases,” of pre-incentive fee net investment income. This assertion is false and misleading. According to an independently prepared expense comparison presented to the Board of Directors in connection with its June 2020 reapproval of the Investment Advisory Agreement, the average income incentive fee for a peer group of 37 listed BDCs is 19.19%, and none in the peer group has an income incentive fee as low as 15% as the Third Cane Proponent falsely claims. Such 19.19% average compares to a 20% income incentive fee for the Company and does not qualify as making the Company an outlier with respect to its peers. In addition, the Company has an incentive fee “hurdle rate” consistent with its peers, with several members of the peer group having “hurdle rates” as low as 6% (as compared to 7% for the Company). Accordingly, the Company’s income incentive fee rate is consistent with those of its peers.

The Third Cane Proponent also criticizes the Company for not reducing its fee rates on assets that exceed 200% of net asset value following stockholders’ approval of a reduced 150% regulatory asset coverage ratio for leverage. The Third Cane Proponent fails to recognize that the Company, an investment-grade issuer with four third-party investment-grade credit ratings from nationally recognized statistical rating organizations (NRSROs), a significant achievement by the Company and PCM and matched by nearly no other BDC, did not seek to reduce its regulatory asset coverage ratio in order to increase debt leverage and incur the associated risks. Rather, the Company began reducing debt in 2018 - well in advance of the pandemic - and has continued to maintain regulatory asset coverage ratios well in excess of 200%. The Company’s regulatory asset coverage ratio as of March 31, 2020 was 230.6%. The Company’s reduction to a 150% regulatory asset coverage ratio was not an action primarily taken to increase risk; rather it was an action taken to preserve regulatory flexibility in light of the government and economic response to a once-in-a-century pandemic. For example, PSEC’s debt leverage reduction preserves for the Company the ability to choose to pay a common share distribution in the event regulatory asset coverage is less than 200% but at least 150%, which can benefit common stockholders and ensure the Company can maintain its pass through tax treatment as a regulated investment company under the

Internal Revenue Code. In the Board of Directors’ view there was no need for an advisory fee reduction to compensate the Company for increased risk taking when increased risk taking was not the objective of reducing the Company’s regulatory asset coverage ratio.

The Company acknowledges that the average base management fee for the peer group of listed BDCs included in the independently prepared expense comparison presented to the Board of Directors in connection with its June 2020 reapproval of the Investment Advisory Agreement is approximately 1.5% of gross assets, whereas the Company’s base management fee is 2.0% of gross assets. The Third Cane Proponent seems to have no objection to this base management fee (or the Company’s fee structure in general) “if [PCM] produced shareholder returns that exceeded industry performance.” The Third Cane Proponent is inappropriately judging the Company’s performance based on old data and refuses to take into account other relevant metrics that demonstrate the value added by PCM. For example, PCM’s prudent management strategy for the Company has resulted in it being less impacted by the economic turmoil caused by the ongoing pandemic than its peers:

•
when the ongoing pandemic hit, the Company carried less leverage than almost any other large seasoned BDC and, because of PCM’s previous determinations to de-risk through reducing the Company’s leverage, the ongoing pandemic economic decline caused the Company’s NAV per common share to decline 7.9% versus a 13.6% median traded BDC NAV per share decline (570 basis point outperformance and an important fact ignored by the Third Cane Proponent); and

•
as of May 28, 2020, the Company’s one-year market price total return was (12.4)%, compared to an average return of (28.5)% for 46 listed BDCs (including the Company) (1619 basis point outperformance and another important fact ignored by the Third Cane Proponent).[8]

The following chart shows further metrics, which the Board of Directors has considered, that reflect the value added component of PCM’s management services.

Risk-Adjusted Operating Returns

Note: Returns calculated as change in net asset value per share plus dividends. Volatility measured as one standard deviation in returns. Returns and volatility are measured on a quarterly basis and annualized to calculate returns / volatility ratio. Information related to past performance, while potentially helpful as an evaluative tool, is not indicative of future results. Source: PSEC analysis of Capital IQ data as of 5/13/20 for the 46 listed BDCs for which there is quarterly data for the five years ended 12/31/19.

The Board of Directors further recognizes management’s continued commitment to the long-term success of the Company, which is clearly demonstrated by senior management’s significant investments in the Company (aggregating, as of August 2020, to more than $500 million and 26% share ownership in the Company, or more than 1,000x the investment of all of the First Cane Proponent, the Second Cane Proponent and the Third Cane Proponent combined), as reflected on page 4 of this proxy statement.

8 Source: SNL Financial.

Background Regarding the First Cane Proponent, Second Cane Proponent, and Third Cane Proponent

In addition, although the unanimous recommendation of the Board of Directors AGAINST Proposal 3 stands strongly on the merits, the Board of Directors believes that their fellow stockholders in the Company are entitled to know the following additional background regarding the three Cane Proponents. The Board of Directors believes that Proposal 3 is part of an effort by the Third Cane Proponent’s husband, Mark S. Cane (i.e., the First Cane Proponent), and the First Cane Proponent’s family to circumvent long-standing federal proxy rules. Rule 14a-8 of the Exchange Act allows a stockholder proponent to submit one proposal for inclusion in the Company’s proxy statement in view of the significant costs to the Company and other stockholders of including non-management proposals in the Company’s proxy statement. In connection with this year’s annual stockholder meeting, the First Cane Proponent, the Second Cane Proponent (daughter of the First Cane Proponent) and the Third Cane Proponent (wife of the First Cane Proponent) attempted to submit multiple (no fewer than six) proposals, all from the same address, under the guise that each immediate family member was an independent proponent. The Company quickly came to the conclusion, based on numerous facts, that each submission was orchestrated by the First Cane Proponent, in an apparent attempt to further his unfounded and ongoing grievances against the Company and the Board of Directors to the distraction of the Company and its management. The Board of Directors believes that this behavior usurps your resources as stockholders in furtherance of a misguided personal agenda. The Board of Directors also believes the behavior of the First Cane Proponent, the Second Cane Proponent and the Third Cane Proponent is counterproductive to the development of good corporate governance and amounts to an abuse of the federal proxy process.

Conclusion

For the reasons discussed above, the Board of Directors unanimously believes that the Company’s stockholders strongly benefit from the services, experiences and resources of PCM and that the current fee arrangements are fair and reasonable in light of the comprehensive advisory and other services provided by PCM, relevant comparative data, and other applicable factors.

The Board of Directors unanimously recommends that you vote AGAINST Non-binding Proposal 3.

Independent Registered Public Accounting Firm

The 1940 Act requires that the Company’s independent registered public accounting firm be selected by a majority of the independent directors of the Company. One of the purposes of the Audit Committee is to recommend to the Company’s Board of Directors the selection, retention or termination of the independent registered public accounting firm for the Company. The Company’s independent registered public accounting firm for the fiscal year ended June 30, 2020 was BDO USA, LLP, or “BDO.” At a meeting held on August 25, 2020 the Company’s Audit Committee recommended and the Company’s Board, including a majority of the independent directors, approved the selection of BDO as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021.
We expect that a representative of BDO will be present at the Annual Meeting and will have an opportunity to make a statement if he or she so chooses and will be available to respond to appropriate questions. After reviewing the Company’s audited financial statements for the fiscal year ending June 30, 2020, the Company’s Audit Committee recommended to the Company’s Board that such statements be included in the Company’s Annual Report to stockholders. A copy of the Audit Committee report appears below.
The Audit Committee and the Board of Directors have considered the independence of BDO and have concluded that BDO is independent as required by the applicable requirements of the Public Company Accounting Oversight Board. In connection with their determination, BDO has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the integrated audit of our year-end financial statements included in the Company’s Annual Report on Form 10-K and a review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, or services that are normally provided by BDO in connection with statutory and regulatory filings for the past two fiscal years. Audit fees incurred by the Company for its fiscal years ended June 30, 2020 and June 30, 2019 were approximately $2,970,900 and $3,627,700 respectively. The fees incurred by the Company for review of its shelf registration, secondary offerings and debt issuances were approximately $337,000 and $434,000 for the fiscal years ended June 30, 2020 and June 30, 2019, respectively.
Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. There were no audit-related fees for the fiscal years ended June 30, 2020 and 2019.
Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance. The Company has a tax year end of August 31. There were no tax services provided to the Company for the tax year ended August 31, 2019. There are no anticipated services to be provided by BDO for the year ending August 31, 2020.
All Other Fees. All other fees would include fees for products and services other than the services reported above. There were no such fees billed in the fiscal years ended June 30, 2020 and June 30, 2019.
Audit Committee Policies and Procedures. The Company’s Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services that may be provided by BDO USA, LLP. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by BDO USA, LLP in order to assure that the provision of such service does not impair BDO USA, LLP’s independence. The responsibility for pre-approval of audit and permitted non-audit services includes pre-approval of the fees for such services and the other terms of the engagement. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Audit Committee Report(1)
The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended June 30, 2020.
The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and BDO USA, LLP, the Company’s independent registered public accounting firm (“BDO”), with and without management present. The Audit Committee included in its review results of BDO’s examinations, the Company’s disclosure controls and procedures, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and disclosure controls designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the Commission. The Audit Committee is satisfied that the Company’s disclosure controls and procedures are adequate and that the Company employs appropriate accounting and auditing procedures.
The Audit Committee also has discussed with BDO matters relating to BDO’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standards No. 1301 (“AS 1301”). In addition, the Audit Committee has discussed with BDO their independence from management and the Company, as well as the matters in the written disclosures received from BDO as required by AS 1301. Further, as required by PCAOB Rule 3526, “Communications with Audit Committees Concerning Independence,” the Audit Committee received written, as well as oral, communications from BDO confirming their independence and discussed the matter with BDO. The Audit Committee discussed and reviewed with BDO the Company’s critical accounting policies and practices, disclosure controls, other material written communications to management, and the scope of BDO’s audits and all fees paid to BDO during the fiscal year. Pursuant to the Audit Committee charter, the Audit Committee may review and pre-approve audit and permissible non-audit services performed by BDO for the Company. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management. The Audit Committee has reviewed and considered the compatibility of BDO’s performance of non-audit services with the maintenance of BDO’s independence as the Company’s independent registered public accounting firm.
Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the fiscal year ended June 30, 2020 be included in the Company’s Annual Report on Form 10-K for the same fiscal year for filing with the Commission. In addition, the Audit Committee has engaged BDO to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021.

Respectfully Submitted, The Audit Committee Eugene S. Stark, Chairman Andrew C. Cooper William J. Gremp
August 25, 2020
_____________________________

(1)
The material in this report is not “soliciting material,” is not deemed “filed” with the Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Financial Statements and Other Information
We will furnish, without charge, a copy of our most recent annual report and the most recent quarterly report succeeding the annual report, if any, to any stockholder upon request. Requests should be directed to the Company at 10 East 40th Street, 42nd Floor, New York, New York 10016 (telephone number (212) 448-0702). Copies of these documents may also be accessed electronically by means of the Commission’s home page on the internet at http://www.sec.gov.
Information Regarding This Solicitation and Related Expenses
We will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and proxy card. If brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to and obtain proxies from such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.
In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Company, Prospect Capital Management L.P., or PCM, the Company’s investment adviser, and/or Prospect Administration LLC, or Prospect Administration, the Company’s administrator. PCM and Prospect Administration are located at 10 East 40th Street, 42nd Floor, New York, New York 10016. No additional compensation will be paid to directors, officers or regular employees for such services.
Stockholders may provide their voting instructions by telephone or through the Internet. These options require stockholders to input the control number which is located on each of the Company’s WHITE proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who authorize a proxy via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.
Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to our proxy tabulator.
In connection with the Annual Meeting, the Company received a letter from the First Cane Proponent in which he stated that he “may nominate” himself to the Board of Directors. Our Bylaws set out in detail the requirements for providing proper notice to the Company of such matters. The Company and its Board of Directors, including the independent directors, carefully reviewed and considered the First Cane Proponent’s letter. After careful consideration and with the advice of counsel, the Board of Directors, including the independent directors, determined that the letter did not meet the requirements of the Bylaws for advance notice of a stockholder nomination for director and was therefore deficient. The Company subsequently informed the First Cane Proponent that his letter did not contain all of the information required by the Bylaws and that the Company and the Board of Directors intend to rule any possible nomination by the First Cane Proponent, if made, out of order at the Annual Meeting. The First Cane Proponent nevertheless has asserted in subsequent correspondence that he purportedly made a valid nomination and therefore the possibility exists that the First Cane Proponent will solicit proxies in favor of this invalid nomination. You may receive solicitation materials from the First Cane Proponent and/or his representatives, including proxy statements and proxy cards, which will be in a color other than white. The Board of Directors unanimously opposes any nomination that the First Cane Proponent may attempt to make at the Annual Meeting. The Board urges you not to sign or return or vote on any color proxy cards sent to you by any other person or entity, including First Cane Proponent, other than the Company’s WHITE proxy card.
Although the Company has advised the First Cane Proponent that his initial letter did not constitute a timely director nomination under the Bylaws, he has asserted in subsequent correspondence that he purportedly made a valid nomination and therefore the possibility exists that the First Cane Proponent will solicit proxies in support of this invalid nomination. Accordingly, the Company may be forced to incur additional costs in connection with its solicitation of proxies. The cost of soliciting proxies will be borne by the Company. The Company estimates that the total expenditures relating to the Company’s proxy solicitation (other than salaries and wages of officers and employees of the Company and PCM) will be approximately $[___], of which approximately $[___] has been incurred as of the date hereof . The Company has retained AST Fund Solutions, LLC, 48 Wall Street, 22nd Floor, New York, New York 10005, as its proxy solicitor and will pay a project management fee as well as fees charged on a per call basis and certain other expenses. Additionally, the Company will indemnify and hold harmless AST Fund Solutions, LLC against any third party claims, except in the case of AST Fund Solutions, LLC’s gross negligence or willful misconduct. AST Fund Solutions, LLC has advised the Company that approximately 25 of its employees will be involved in the solicitation of proxies by AST Fund Solutions, LLC on behalf of the Company. Management of the Company estimates that the amount payable to AST Fund Solutions, LLC will include fees of approximately $2,500 and reimbursable expenses of approximately $428,751.
Discretionary Authority
Although no business may come before the Annual Meeting other than that specified in the Notice of Annual Meeting of Stockholders except as required by applicable law, shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Company did not have notice of a reasonable time prior to mailing this Proxy Statement to shareholders. If the First Cane Proponent attempts to make a nomination or other proposal not described herein at the Annual Meeting, the chairman of the Annual Meeting intends to rule such nomination or other proposal out of order. However, if such nomination or other proposal is deemed to be properly presented at the Annual Meeting for a vote, the proxies will be voted by the persons named in the enclosed WHITE proxy card or voting instruction form “AGAINST” the election of the First Cane Proponent, or any other nominee he may put forth, and in their discretion on any other matter that may properly come before the Annual Meeting.
Additional Information about the Solicitation
Appendix A to this Proxy Statement sets forth certain information relating to the Company’s directors, executive officers and certain other persons who may be deemed to be “participants” in the solicitation of proxies.
Privacy Policy
It is our policy to safeguard the privacy of nonpublic, personal information regarding our individual stockholders.
What We Do To Protect Personal Information of Our Stockholders
We protect personal information provided to us by our stockholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards to protect consumer information and regularly review and update our systems to keep them current. We permit only authorized individuals, who are trained in the proper handling of stockholder information and who need to know this information to do their jobs, to have access to this information.
Personal Information That We Collect And May Disclose
As part of providing our stockholders with investment products or services, we may obtain the following types of nonpublic personal information:

•
information we receive from stockholders in subscription documents, on applications or other forms, such as their name, address, telephone number, social security number, occupation, assets and income; and

•	information about the value of a stockholder’s investment, account activity and payment history.
When We May Disclose Personal Information About Our Stockholders To Unaffiliated Third Parties
We will not share nonpublic personal information about our stockholders collected, as described above, with unaffiliated third parties except:

•	at a stockholder’s request;

•
when a stockholder authorizes us to process or service a transaction, for example in connection with an initial or subsequent investment (unaffiliated third parties in this instance may include service providers such as a custodian, data processor or printer);

•
with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements and who agree to use the information only for the purposes for which we disclose such information to them; or

•	when required by law to disclose such information to appropriate authorities.
We do not otherwise provide nonpublic information about our stockholders to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law. We never sell information about stockholders or their accounts.
What We Do With Personal Information About Our Former Stockholders
If a stockholder decides to no longer do business with us, we will continue to follow this privacy policy with respect to the information we have in our possession about such stockholder and his/her account.
Submission of Stockholder Proposals
Stockholders may present proper nominations of candidates for director or other proposals for inclusion in the Company’s proxy statement and proxy card for consideration at the 2021 Annual Meeting of Stockholders by submitting such nominations or proposals in writing to the Secretary of the Company in a timely manner, calculated in the manner provided in Rule 14a-8(e) of the Exchange Act, applicable state law and our Bylaws and charter. The Company expects that the 2021 Annual Meeting of Stockholders will be held in December 2021, but the exact date, time and location of such meeting have yet to be determined. The following description of the procedures for a Company stockholder properly to make a nomination for election to the Board or to propose other business for the Company is only a summary and is not complete. The submission by a stockholder of a proposal for inclusion in the proxy statement or presentation at an annual meeting does not guarantee that it will be included or presented.
Stockholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received at our principal executive offices on or before [___] in order to be eligible to be included in the Company’s proxy statement and proxy card for the 2021 Annual Meeting of Stockholders, provided, that, if the date of the 2021 Annual Meeting of Stockholders is more than 30 days before or after [___], such a proposal must be submitted within a reasonable time before we begin to print and send our proxy materials. Under Rule 14a-8, we are not required to include shareholder proposals in our proxy materials in certain circumstances or if conditions specified in the rule are not met.
To be timely, stockholder nominations of director candidates, and other proposals intended to be made outside of Rule 14a-8 under the Exchange Act at the 2021 Annual Meeting of Stockholders, must be received by our Secretary at our principal executive offices, in accordance with the requirements of the Bylaws, not later than 5:00 p.m., Eastern Time, on [___] and not earlier than [___], provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary of the date of the preceding year's annual meeting, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of (1) the 120th day prior to the date of such annual meeting, as originally convened, or (2) the tenth day following the day on which public announcement of the date of such meeting is first made. In order to be considered timely, such notice shall be delivered to the Secretary at the principal executive office of the Company and shall set forth all information required in the Bylaws.

Householding of Proxy Materials
The Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Please note that only one Proxy Statement and/or annual report may be delivered to two or more stockholders who share an address, unless the Company has received instructions to the contrary. To request a separate copy of this Proxy Statement and/or annual report or for instructions as to how to request a separate copy of this document and/or annual report or as to how to request a single copy if multiple copies of this document and/or annual report are received, stockholders should contact the Company at the address and phone number set forth below.
Requests should be directed to the Company at 10 East 40th Street, 42nd Floor, New York, New York 10016 (telephone number: 212-448-0702). Copies of these documents may also be accessed electronically by means of the Commission’s home page on the Internet at http://www.sec.gov.
Other Business
Our Board of Directors knows of no other matters that may be presented for stockholder action at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon them in their discretion. The Company intends to exercise its discretionary authority with respect to any matter not properly presented at the Annual Meeting. Because a stockholder may solicit proxies in support of the stockholder’s own proposals and/or in opposition of a proposal by the Board of Directors, if you do not give instructions to your broker, your broker may not be able to vote your shares on routine matters or non-routine matters. We urge you to instruct your broker or other nominee to vote your shares on the WHITE proxy card or voting instruction form so that your votes may be counted.

You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and promptly return the accompanying WHITE proxy card in the enclosed postage-paid envelope.

By Order of the Board of Directors
Kristin Van Dask
Chief Financial Officer,
Chief Compliance Officer, Treasurer and Secretary
New York, New York
[___] [___], 2020

Appendix A

INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, the directors, the Board Nominee, and certain executive officers and employees of the Company may be deemed to be “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about the persons who may be deemed to be “participants.”

Directors and Board Nominee

The following sets forth the names of the directors who may be deemed to be “participants” in the solicitation. The principal occupations of the directors are set forth under “Proposal 1: Election of Directors” in this Proxy Statement. Each director has a business address c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016.

John F. Barry III
M. Grier Eliasek
Andrew C. Cooper
William J. Gremp
Eugene S. Stark
Executive Officers

The following sets forth the names and principal occupations of the Company’s executive officers and employees who may be deemed “participants.” Each executive officer and employee has a business address c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016.

Name	Title
Kristin Van Dask	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary

Information Regarding Ownership of the Company’s Securities by Participants

The ownership of the Company’s securities by the directors, the director nominee, and certain executive officers of the Company that may be deemed to be “participants” is set forth in this Proxy Statement on page 4.

Information Regarding Transactions in the Securities of the Company by Participants

None of the persons listed above under “Directors and Board Nominee” or “Executive Officers” have engaged in any transactions deemed to be purchases and sales of the Company’s securities during the past two years, except as follows:

Date of Purchase	Name		Amount Purchased or Sold (1)
8/28/2020	Eugene S. Stark		2,500.00
3/24/2020	John F. Barry III	(2)	342,112.00
3/24/2020	M. Grier Eliasek		100,000.00
3/23/2020	John F. Barry III	(2)	1,056,477.00
3/20/2020	John F. Barry III	(2)	2,300,000.00
3/19/2020	John F. Barry III	(2)	2,435,160.00
3/18/2020	John F. Barry III	(2)	5,328,184.00
3/17/2020	John F. Barry III	(2)	4,265,200.00

Date of Purchase	Name		Amount Purchased or Sold (1)
3/16/2020	John F. Barry III	(2)	4,610,490.00
3/13/2020	John F. Barry III	(2)	3,252,951.00
3/12/2020	John F. Barry III	(2)	4,561,706.00
3/11/2020	John F. Barry III	(2)	698,091.00
3/10/2020	John F. Barry III	(2)	332,855.00
3/9/2020	John F. Barry III	(2)	33,004.00
2/25/2020	Kristin Van Dask		5,000.00
2/21/2020	William J. Gremp		2,000.00
2/12/2020	William J. Gremp		1,000.00
12/10/2019	Eugene S. Stark		1,000.00
12/9/2019	Kristin Van Dask		3,250.00
11/8/2019	William J. Gremp		10,000.00
9/3/2019	John F. Barry III	(2)	237,857.00
8/30/2019	John F. Barry III	(2)	201,548.00
8/29/2019	John F. Barry III	(2)	139,761.00
6/17/2019	John F. Barry III	(2)	137,839.00
6/14/2019	John F. Barry III	(2)	233,482.00
6/13/2019	John F. Barry III	(2)	408,911.00
6/5/2019	John F. Barry III	(2)	107,358.00
6/4/2019	John F. Barry III	(2)	63,496.00
2/12/2019	John F. Barry III	(2)	1,300.00
2/12/2019	Kristin Van Dask		2,000.00
2/11/2019	John F. Barry III	(2)	100,000.00
12/31/2018	John F. Barry III	(2)	646,907.00
12/28/2018	John F. Barry III	(2)	498,058.00
12/27/2018	John F. Barry III	(2)	437,479.00
12/26/2018	John F. Barry III	(2)	591,257.00
12/26/2018	William J. Gremp		2,500.00
12/24/2018	John F. Barry III	(2)	304,792.00
12/24/2018	Eugene S. Stark		2,500.00
12/21/2018	John F. Barry III	(2)	1,000,000.00
12/20/2018	John F. Barry III	(2)	600,000.00
12/20/2018	M. Grier Eliasek		50,000.00
12/20/2018	Kristin Van Dask		1,000.00
12/7/2018	Eugene S. Stark		1,000.00
11/8/2018	Kristin Van Dask		2,500.00

(1)
In addition to the market purchases listed herein, participants may from time to time participate in the Company's dividend reinvestment plan (“DRIP”), which is available to all shareholders, for the purpose of allowing them to reinvest dividend payments in additional shares of the Company.

(2)	Shares purchased by Mr. Barry directly or through the John and Daria Barry Foundation. Mr. Barry has sole voting and dispositive power.

Miscellaneous Information Concerning Participants

Except as described in this Appendix A or elsewhere in this Proxy Statement, no participant nor any of their respective associates or affiliates (together, the “Participant Affiliates”) is either a party to any transaction or series of transactions since the beginning of the Company’s last fiscal year, or has knowledge of any current proposed transaction or series of proposed transactions, (i) to which the Company or any of its subsidiaries was or is to be a participant, (ii) in which the amount involved exceeds $120,000, and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest. Furthermore, except as described in this Appendix A or this Proxy Statement, (a) no participant or Participant Affiliate, directly or indirectly, beneficially owns any securities of the Company or any securities of any subsidiary of the Company, and (b) no participant owns any securities of the Company of record but not beneficially.

Except as described in this Appendix A or elsewhere in this Proxy Statement, no participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to any future employment by the Company or any of its affiliates or any future transactions to which the Company or any of their affiliates will or may be a party.

    Except as described in this Appendix A or elsewhere in this Proxy Statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate since the beginning of the Company’s last fiscal year with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. Except as described in this Appendix A or this Proxy Statement, and excluding any director or executive officer of the Company acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as a director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

PRELIMINARY PROXY MATERIALS - SUBJECT TO COMPLETION

ANNUAL MEETING OF STOCKHOLDERS OF

PROSPECT CAPITAL CORPORATION

December 2, 2020

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The notice of meeting, proxy statement, WHITE proxy card and annual report are available at http://www.astproxyportal.com/ast/13601/

Please sign, date and mail your WHITE proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00000030003030000000 1 120220

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEE FOR DIRECTOR IN PROPOSAL 1 AND A VOTE "AGAINST" PROPOSAL 2 AND PROPOSAL 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

WHITE PROXY CARD

The Board unanimously recommends you vote **FOR** Proposal 1:

   William J. Gremp – Class I   FOR ☐ AGAINST ☐ ABSTAIN ☐

The Board unanimously recommends you vote **AGAINST** Proposals 2 and 3:

2. A nonbinding proposal (from a stockholder owning less than 0.03% of stock) to declassify the Board, if properly presented at the meeting.   FOR ☐ AGAINST ☐ ABSTAIN ☐

3. A nonbinding proposal (from a stockholder owning less than 0.03% of stock) regarding investment advisory fees, if properly presented at the meeting.   FOR ☐ AGAINST ☐ ABSTAIN ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PRELIMINARY PROXY MATERIALS - SUBJECT TO COMPLETION

ANNUAL MEETING OF STOCKHOLDERS OF

PROSPECT CAPITAL CORPORATION

December 2, 2020

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your WHITE proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your WHITE proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your WHITE proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The notice of meeting, proxy statement, WHITE proxy card and annual report are available at http://www.astproxyportal.com/ast/13601/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00000030003030000000 1 120220

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE FOR DIRECTOR IN PROPOSAL 1 AND A VOTE "AGAINST" PROPOSAL 2 AND PROPOSAL 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

WHITE PROXY CARD

The Board unanimously recommends you vote FOR Proposal 1:

	FOR	AGAINST	ABSTAIN
William J. Gremp – Class I	☐	☐	☐

The Board unanimously recommends you vote AGAINST Proposals 2 and 3:

	FOR	AGAINST	ABSTAIN
2. A nonbinding proposal (from a stockholder owning less than 0.03% of stock) to declassify the Board, if properly presented at the meeting.	☐	☐	☐
3. A nonbinding proposal (from a stockholder owning less than 0.03% of stock) regarding investment advisory fees, if properly presented at the meeting.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PRELIMINARY PROXY MATERIALS - SUBJECT TO COMPLETION

0

PROSPECT CAPITAL CORPORATION

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

WHITE PROXY CARD

The undersigned stockholder of Prospect Capital Corporation, a Maryland corporation (the "Company"), hereby appoints John F. Barry III and M. Grier Eliasek, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the offices of the Company, 10 East 40th Street, 42nd Floor, New York, New York 10016, or at a different location or solely by means of remote communication (as described below) on December 2, 2020, at 3:30 p.m., Eastern Time, and any adjournment, postponement or delay thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to the Annual Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse hereof. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the nominee for director in Proposal 1 and "AGAINST" Proposal 2 and Proposal 3, each as described in the accompanying Proxy Statement. Additionally, the votes entitled to be cast by the undersigned will be cast by the proxies named above "AGAINST" any director nominee that may properly come before the Annual Meeting other than the director nominee named in Proposal 1, and in the discretion of the proxies named above on any other matter that may properly come before the Annual Meeting, including a motion to adjourn the Annual Meeting or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies, or any adjournment or postponement thereof.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT AUTHORIZING A PROXY BY PHONE OR INTERNET.

1.1

(Continued and to be signed on the reverse side)

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